UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21681

Guggenheim Enhanced Equity Income Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:   (630) 505-3700

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) is as follows:

WWW.GUGGENHEIMINVESTMENTS.COM/GPM
... YOUR LINK TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM ENHANCED EQUITY INCOME FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/gpm, you will find:

●	Daily, weekly and monthly data on share prices, distributions and more
●	Portfolio overviews and performance analyses
●	Announcements, press releases and special notices
●	Fund and adviser contact information

Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

December 31, 2012

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Enhanced Equity Income Fund (the “Fund”). This report covers the Fund’s performance for the fiscal year ended December 31, 2012.

The Fund’s primary investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12 months ended December 31, 2012, the Fund provided a total return based on market price of 11.52% and a total return based on NAV of 6.60%. On December 31, 2012, the Fund’s last closing market price of $8.20 per share represented a discount of 8.17% to its NAV of $8.93 per share. As of June 30, 2012, the Fund’s market price of $9.16 per share represented a discount of 1.93% to its NAV of $9.34 per share. Past performance does not guarantee future results. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund has paid a distribution of $0.24 each quarter since June 2009. The most recent dividend represents an annualized distribution rate of 11.71% based on the Fund’s closing market price of $8.20 as of December 31, 2012.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets, currently through a portfolio of exchange-traded funds (“ETFs”), and utilizing a covered call strategy which follows GPIM’s proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options.

In connection with the implementation of GPIM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and provide superior risk-adjusted returns. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by GFIA and GPIM. The Fund may utilize financial leverage up to the limits imposed by the Investment Company Act of 1940 (the “1940 Act”), as amended. Under current market conditions, the Fund intends to utilize financial leverage in an amount not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized. The Fund employs financial leverage through a line of credit with a major European bank. As of December 31, 2012, the amount of leverage was approximately 27% of the Fund’s total assets.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 24 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 3

DEAR SHAREHOLDER continued	December 31, 2012

To learn more about the Fund’s performance and investment strategy for the 12 months ended December 31, 2012, we encourage you to read the Questions & Answers section of the report, which begins on page 5.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/gpm.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Enhanced Equity Income Fund

January 31, 2013

4 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS	December 31, 2012

The Guggenheim Enhanced Equity Income Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director; and Jamal Pesaran, Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the annual period ended December 31, 2012.

Please describe the Fund’s investment objective and explain how GPIM’s investment strategy seeks to achieve it.
The Fund’s investment objective is to seek a high level of current income and gains with a secondary objective of long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities.

GPIM seeks to achieve the Fund’s investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets. The Fund has the ability to write call options on indices and/or securities, which will typically be at or out of the money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be utilized.

The Fund seeks to earn income and gains through underlying equity security performance, dividends paid on securities owned by the Fund, and cash premiums received from selling (writing) covered call options. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option. To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would hold a diversified portfolio of stocks. To the extent GPIM’s equity exposure strategy is implemented through investment in broad-based equity exchange-traded funds or other investment funds or instruments, the Fund’s portfolio may comprise fewer holdings. At present, the Fund obtains exposure to equity markets by investing primarily in a portfolio of exchange-traded funds.

As part of GPIM’s strategy, the Fund is currently using financial leverage. The goal of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective, and provide superior risk-adjusted returns. The Fund may utilize financial leverage up to the limits imposed by the 1940 Act. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by Guggenheim Funds Investment Advisers, LLC (“GFIA”) and GPIM. Under current market conditions, the Fund intends to utilize financial leverage in an amount not to exceed 30% of the Fund’s total assets (including the proceeds of such financial leverage) at the time utilized. The Fund employs financial leverage through a line of credit with a major European bank. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be successful. Financial leverage may cause greater changes in the Fund’s net asset value and returns than if leverage had not been used.

Please provide an overview of the economic and market environment during 2012.
The U.S. economy continues its positive expansion, although the risks of delinquencies, diminished consumer demand, and the knock-on effect of Europe continue to weigh on the market. Unprecedented policy actions by the Federal Reserve (“the Fed”) continue to provide ample liquidity and accommodation to stimulate growth of the U.S. economy. Recent Fed action, such as the third round of quantitative easing announced in September 2012, shows an increased tolerance for potentially higher levels of inflation. The Fed was aggressive in its policy action by announcing an open-ended bond purchasing program that focused on agency mortgages. Operation Twist, the Fed’s program of buying longer duration Treasury securities while simultaneously selling shorter duration securities, was also extended.

The underlying thesis over the past few months still holds true—that the U.S. economy has shown resiliency through the many headwinds which it has faced, and that better-than-expected growth is anticipated in 2013. State and local governments are starting to be net contributors to employment. The economy is also experiencing the start of the recovery in the housing market, which is supportive of economic growth. While economic conditions in the U.S. are expected to improve throughout 2013, it will be some time before the unemployment rate falls below an acceptable level for policymakers. Furthermore, inflationary pressures will likely stay muted, as history has shown, there will not be a secular rise in inflation until capacity utilization rises to a level far higher than where it is currently.

Central banks around the world have tagged along with U.S. policymakers and are engaging in their own forms of accommodative policy actions, which should continue to benefit risk assets and assets linked to inflation. While the European Central Bank has made considerable strides to reduce stress emanating from troubled eurozone nations, it is evident that restructuring of toxic debt will take considerable time and effort. The

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 5

QUESTIONS & ANSWERS continued	December 31, 2012

eurozone currency still remains at a relatively high value compared to the U.S. dollar, which makes European countries less competitive with respect to exports. Despite all of these headwinds, the U.S. economy appears to have the momentum, albeit at a slow pace, to withstand an imminent European recession. In China, it appears that we are past the bottom in economic growth, and there are signs that things are turning positive. Industrial production, stock prices, even real estate prices are beginning to rise. The positive news for China could also be good news for the emerging markets.

The over-all environment for the period was one of falling volatility and a market that trended significantly higher. For the 12-month period ended December 31, 2012, return of the Standard & Poor’s 500 Index (the “S&P 500”), which is generally regarded as an indicator of the broad U.S. stock market, was 16.00%. The “VIX,” which is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a measure of the implied volatility of S&P 500 options, fell about 25%. It represents a measure of the market’s expectation of stock market volatility over the next 30-day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 over the next 30-day period, which is then annualized.

How did the Fund perform for the full year of 2012?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12 months ended December 31, 2012, the Fund provided a total return based on market price of 11.52% and a total return net of fees based on NAV of 6.60%. Past performance does not guarantee future results.

In comparison, the return of the S&P 500 was 16.00% for the 12 months ended December 31, 2012, and the return of CBOE S&P 500 BuyWrite Index (“BXM”), the covered call benchmark, was 5.20%. The BXM is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

The discount of the Fund narrowed over the entire year, but has widened since June 30, 2012. On December 31, 2011, the Fund’s market price of $8.16 per share represented a discount of 11.97% to its NAV of $9.27 per share. One year later, on December 31, 2012, the Fund’s last closing market price of $8.20 per share represented a discount of 8.17% to its NAV of $8.93 per share. The Fund traded at a premium to NAV on several days in June and early July, and on June 30, 2012, the Fund’s market price of $9.16 per share represented a discount of 1.93% to its NAV of $9.34 per share. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

GPIM believes the narrowing of the discount over the course of 2012 may reflect investors’ improving understanding of the Fund’s investment strategy, which seeks to provide long-term returns similar to the S&P 500, while seeking higher income and risk similar to the S&P 500. Risk is generally measured by the standard deviation of returns, which was 11.4% for the Fund during 2012, compared with 12.8% for the S&P 500.

The widening of the discount of shares to NAV toward year-end may have been due to the general wariness of dividend-paying investments at a time when increased taxes on dividends was being considered as part of the U.S. fiscal cliff negotiations.

The Fund has paid a distribution of $0.24 each quarter since June 2009. The most recent dividend represents an annualized distribution rate of 11.71% based on the Fund’s closing market price of $8.20 as of December 31, 2012.

What investment decisions had the greatest effect on the Fund’s performance?
The year was highlighted by a number of extreme market moves and low realized volatility, which presented a difficult combination for a strategy like GPM, which collects premiums from selling covered calls in anticipation of a near-term market move. Volatility, as measured by the VIX, generally fell over the course of the year, starting around 24% and remaining in the range of 13%-15% for most of the year before ending around 18%. The Fund’s underperformance stemmed from the inherent nature of the strategy, which through selling covered calls caps its upside, and not being compensated for the risk the Fund took in selling the calls.

To give an example of the whipsaw nature of the market, the S&P 500 rose about 8% over January options expiry, extending the move in February, higher by 3.5%, and then 3.2% in March. After a quiet April, the market fell 6% in May expiry, before continuing with a 3.7% rise in June and 4.1% rise in August. At year end the whipsaw continued with a 5.1% drop during November expiry followed by a rise of 5.2% in December. Implied volatility did not materialize after these moves higher or other moves lower, such as in May and November. We attribute this disconnect between market moves and volatility to the massive liquidity injections by the U.S. Federal Reserve as well as other major central banks.

Of the three factors affecting Fund performance—security selection, strike price of options written and leverage—security selection was a detractor to return. In security selection, a strategy using anything other than the S&P 500 in pursuing its strategy in 2012 fell short, since the S&P 500 was the

6 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	December 31, 2012

best-performing broad measure of the equity market. Our portfolio tends to be composed of a more broad set of U.S. equity index exposures.

Much of the performance of the S&P 500 was largely a result of the impact of the mega-cap rally in 2012 and the return of one of the largest stocks, Apple, Inc. It was up about 40% for the first half of the year, before it began a reversal in the third quarter that brought its gain to about 33% for the year.

Underlying call exposures were also detractors from performance, given the drop-off in implied volatility and slow realized moves. Leverage contributed to performance for the period, which is generally the case during rising markets.

The degree of leverage employed is determined based on analysis of the securities in the portfolio and the strike price selected. In general, leverage is lower when the strike price is higher, and higher when the strike price is close to the price of the underlying security. The impact of this strategy is that the Fund has more leverage when GPIM believes volatility is most attractive. Leverage is generally maintained between 20% and 30% of the Fund’s total assets.

The quantitative easing from the world’s central banks did not cause us to dramatically change how we manage the strategy, but from time to time we did seek to improve performance by selling covered calls at a higher strike price and reducing leverage, which we typically do in a period of low implied volatility. Leverage was slightly lower at the end of 2012 compared with earlier in the year (27% of the Fund’s total assets on December 31, 2012, compared with 28% on June 30, 2012).

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The Chicago Board Options Exchange Market Volatility Index, often referred to as the VIX (its ticker symbol), the fear index or the fear gauge, is a measure of the implied volatility of S&P 500 options. It represents a measure of the market’s expectation of stock market volatility over the next 30 day period. Quoted in percentage points, the VIX represents the expected daily movement in the S&P 500 over the next 30-day period, which is then annualized.

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

Risks and Other Considerations
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Risk is inherent in all investing, including the loss of your entire principal. Therefore, before investing you should consider the following risks carefully.

Equity Securities and Related Market Risk. The market price of common stocks and other equity securities (including ETFs) may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented in those markets or the issuer itself. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of equity securities may also decline for a number of other reasons which directly relate to the issuer, such as management performance, financial leverage, the issuer’s historical

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 7

QUESTIONS & ANSWERS continued	December 31, 2012

and prospective earnings, the value of its assets and reduced demand for its goods and services. Equity securities generally have greater price volatility than bonds and other debt securities.

Other Investment Companies Risk. The Fund may invest in securities of other open- or closed-end investment companies, including ETFs. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

The Fund may invest in “leveraged” and/or “inverse” ETFs which seek returns equal to a specified multiple of the underlying index returns for a given day. These ETFs may be more volatile and subject to greater risk than traditional ETFs. However, the longer-term returns of “leveraged” or “inverse” ETFs may have little correlation to the returns of the underlying index.

Options Risk. There are various risks associated with the Fund’s covered call option strategy. The purchaser of an index option written by the Fund has the right to any appreciation in the cash value of the index over the strike price on the expiration date. Therefore, as the writer of an index call option, the Fund forgoes the opportunity to profit from increases in the index over the strike price of the option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline. Similarly, as the writer of a call option on an individual security held in the Fund’s portfolio, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security decline.

The value of options written by the Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In the case of index options, GPIM will attempt to maintain for the Fund written call options positions on equity indexes whose price movements, taken in the aggregate, are closely correlated with the price movements of common stocks and other securities held in the Fund’s equity portfolio. However, this strategy involves significant risk that the changes in value of the indexes underlying the Fund’s written call options positions will not correlate closely with changes in the market value of securities held by the Fund. To the extent that there is a lack of correlation, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. In these and other circumstances, the Fund may be required to sell portfolio securities to satisfy its obligations as the writer of an index call option, when it would not otherwise choose to do so, or may choose to sell portfolio securities to realize gains to supplement Fund distributions. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise. To the extent that the Fund owns unlisted (or “over-the-counter”) options, the Fund’s ability to terminate these options may be more limited than with exchange-traded options and may involve enhanced risk that counterparties participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the securities held by the Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting underlying securities, such as extraordinary dividends, stock splits, mergers or other extraordinary distributions or events. A reduction in the exercise price of an option might reduce the Fund’s capital appreciation potential on underlying securities held by the Fund.

The Fund’s use of purchased put options on equity indexes as a hedging strategy would involve certain risks similar to those of written call options, including that the strategy may not work as intended due to a lack of correlation between changes in value of the index underlying the put option and changes in the market value of the Fund’s portfolio securities. Further, a put option acquired by the Fund and not sold prior to expiration will expire worthless if the cash value of the index or market value of the underlying security at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option.

8 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

QUESTIONS & ANSWERS continued	December 31, 2012

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of GPIM. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

Other Derivatives Risk. Derivatives are subject to a number of risks such as liquidity risk, equity securities risk, issuer risk, interest rate risk, credit risk, leveraging risk, counterparty risk, management risk and, if applicable, medium and smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives transactions are not otherwise available to the Fund for investment purposes.

Proposed legislation regarding regulation of the financial sector could change the way in which derivative instruments are regulated and/or traded. Among the legislative proposals are requirements that derivative instruments be traded on regulated exchanges and cleared through central clearinghouses, limitations on derivative trading by certain financial institutions, reporting of derivatives transactions, regulation of derivatives dealers and imposition of additional collateral requirements. There can be no assurance such regulation, if enacted, may impact the availability, liquidity and cost of derivative instruments. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “Financial Leverage Risk” below.

Counterparty Risk. The Fund will be subject to risk with respect to the counterparties to the derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances.

Financial Leverage Risk. Use of financial leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. There can be no assurance that a leveraging strategy will be utilized or will be successful. Financial leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses financial leverage. As a result, financial leverage may cause greater changes in the Fund’s net asset value and returns than if financial leverage had not been used. The Fund will also have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund.

During the time in which the Fund is utilizing financial leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize financial leverage because the fees paid will be calculated based on the Fund’s Managed Assets, including proceeds of financial leverage. This may create a conflict of interest between the Adviser and the Sub-Adviser and common shareholders. Common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of financial leverage, which means that common shareholders effectively bear the entire advisory fee. In order to manage this conflict of interest, any use of financial leverage must be approved by the Board of Trustees and the Board of Trustees will receive regular reports from the Adviser and the Sub-Adviser regarding the Fund’s use of financial leverage and the effect of financial leverage on the management of the Fund’s portfolio and the performance of the Fund.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.

Recent Market Developments Risk. Global and domestic financial markets have experienced periods of unprecedented turmoil. Recently, markets have witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist. Continuing uncertainty as to the status of the euro and the European Monetary Union has created significant volatility in currency and financial markets generally. A return to unfavorable economic conditions or sustained economic slowdown could adversely impact the Fund’s portfolio. Financial market conditions, as well as various social and political tensions in the United States and around the world, have contributed to increased market volatility and may have long-term effects on the United States and worldwide financial markets and cause further economic uncertainties or deterioration in the United States and worldwide. The Adviser and Sub-Adviser do not know how long the financial markets will continue to be affected by these events and cannot predict the effects of these or similar events in the future on the United States and global economies and securities markets.

The Fund is subject to additional risks, including management risk, medium and smaller company risk, foreign investment risk, inflation/deflation, portfolio turnover, as well as risks from market developments, market disruption, legislation and geopolitical risk. Please see www.guggenheiminvestments.com/gpm for a more detailed discussion about Fund risks and considerations.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 9

FUND SUMMARY (Unaudited)	December 31, 2012

Fund Statistics
Share Price	$8.20
Common Share Net Asset Value	$8.93
Premium/(Discount) to NAV	-8.17%
Net Assets ($000)	$170,253

Total Returns(1)
(Inception 8/25/05)	Market	NAV
One Year	11.52%	6.60%
Three Year - average annual	9.96%	9.05%
Five Year - average annual	-0.37%	-2.71%
Since Inception - average annual	-1.11%	-0.24%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.guggenheiminvestments.com/gpm. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Long-Term Holdings	% of Long-Term Investments
SPDR S&P 500 ETF Trust	42.4%
SPDR Dow Jones Industrial Average ETF Trust	28.6%
iShares Russell 2000 Index	12.0%
SPDR S&P MidCap 400 ETF Trust	4.8%
Industrial Select Sector SPDR	4.8%
PowerShares QQQ Trust, Series 1	4.5%
SPDR S&P Retail ETF	2.4%
Health Care Select Sector SPDR	0.5%

Portfolio composition and holdings are subject to change daily. For more information, please visit www.guggenheiminvestments.com/gpm. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

(1) Performance prior to June 22, 2010, under the name Old Mutual/Claymore Long-Short Fund was achieved through an investment strategy of a long-short strategy and an opportunistic covered call writing strategy by the previous investment sub-adviser, Analytic Investors, LLC, and factors in the Fund’s fees and expenses.

Fund Breakdown	% of Net Assets
Long-Term Investments	137.3%
Short-Term Investment	0.4%
Total Investments	137.7%
Total Value of Options Written	-1.2%
Liabilities in excess of Other Assets	-0.1%
Borrowings	-36.4%
Total Net Assets	100.0%

10 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

PORTFOLIO OF INVESTMENTS	December 31, 2012

Number of Shares	Description	Value

	Long-Term Investments – 137.3%
	Exchange Traded Funds (a) – 137.3%
27,800	Health Care Select Sector SPDR(b)	$1,110,610
294,900	Industrial Select Sector SPDR(b)	11,176,710
332,900	iShares Russell 2000 Index	28,060,141
162,000	PowerShares QQQ Trust, Series 1(b)	10,547,820
510,700	SPDR Dow Jones Industrial Average ETF Trust(b)	66,850,630
696,200	SPDR S&P 500 ETF Trust(b)	99,222,424
60,200	SPDR S&P MidCap 400 ETF Trust(b)	11,179,742
89,100	SPDR S&P Retail ETF	5,560,731
	(Cost $233,709,978)	233,708,808

	Short-Term Investment – 0.4%
	Money Market Fund – 0.4%
796,565	Dreyfus Treasury Prime Cash Management Institutional Shares	796,565
	(Cost $796,565)

	Total Investments – 137.7%
	(Cost $234,506,543)	234,505,373
	Liabilities in excess of Other Assets – (0.1%)	(167,818)
	Total Value of Options Written – (1.2%)
	(Premiums received $2,788,818)	(2,084,449)
	Borrowings – (36.4% of Net Assets or 26.4% of Total Investments)	(62,000,000)
	Net Assets – 100.0%	$170,253,106

Contracts (100 shares per contract)	Options Written	Expiration Month	Exercise Price	Value
	Call Options Written (c) – (1.2%)
278	Health Care Select Sector SPDR	January 2013	$41.00	$(3,336)
2,949	Industrial Select Sector SPDR	January 2013	39.00	(53,082)
3,329	iShares Russell 2000 Index	January 2013	84.00	(584,239)
1,620	PowerShares QQQ Trust, Series 1	January 2013	66.00	(119,880)
5,107	SPDR Dow Jones Industrial Average ETF Trust	January 2013	133.00	(416,221)
6,962	SPDR S&P 500 ETF Trust	January 2013	145.00	(675,314)
602	SPDR S&P MidCap 400 ETF Trust	January 2013	188.00	(109,865)
891	SPDR S&P Retail ETF	January 2013	62.00	(122,512)

	Total Value of Options Written – (1.2%)
	(Premiums received $2,788,818)			$(2,084,449)

S&P – Standard & Poor’s

(a)	Securities represent cover for outstanding options written.

(b)	These securities have been physically segregated as collateral for borrowings outstanding.

(c)	Non-income producing security.

See notes to financial statements.
GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 11

STATEMENT OF ASSETS AND LIABILITIES	December 31, 2012

Assets
Investments, at value (cost $234,506,543)	$234,505,373
Dividends receivable	141,666
Other assets	31,566
Total assets	234,678,605
Liabilities
Borrowings	62,000,000
Options written, at value (premiums received of $2,788,818)	2,084,449
Advisory fee payable	161,409
Interest due on borrowings	58,965
Administration fee payable	5,306
Accrued expenses	115,370
Total liabilities	64,425,499
Net Assets	$170,253,106
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized, 19,054,684 shares issued and outstanding	$190,547
Additional paid-in capital	241,111,219
Net unrealized appreciation on investments and options	703,199
Accumulated net realized loss on investments and options	(71,751,859)
Net Assets	$170,253,106
Net Asset Value (based on 19,054,684 common shares outstanding)	$8.93

See notes to financial statements.
12 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF OPERATIONS For the year ended December 31, 2012	December 31, 2012

Investment Income
Dividends	$1,087,057
Total income		$1,087,057

Expenses
Advisory fee	2,179,916
Interest expense	628,387
Professional fees	167,764
Trustees’ fees and expenses	75,711
Fund accounting	66,407
Administration fee	63,443
Printing expense	50,864
Custodian fee	47,848
Insurance	25,264
NYSE listing fee	21,409
Transfer agent fee	18,204
Miscellaneous	8,420
Total expenses		3,353,637
Advisory fees waived		(242,213)
Net expenses		3,111,424
Net investment loss		(2,024,367)
Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain (loss) on:
Investments		$21,934,927
Options		(6,403,948)
Net change in unrealized appreciation (depreciation) on:
Investments		(4,456,356)
Options		2,759,989
Net realized and unrealized gain on investments and options		13,834,612
Net Increase in Net Assets Resulting from Operations		$11,810,245

See notes to financial statements.
GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 13

STATEMENT OF CHANGES IN NET ASSETS	December 31, 2012

	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(2,024,367)	$219,222
Net realized gain (loss) on investments and options	15,530,979	13,818,723
Net change in unrealized appreciation (depreciation) on investments and options	(1,696,367)	(2,767,879)
Net increase (decrease) in net assets resulting from operations	11,810,245	11,270,066

Distributions to Shareholders
From and in excess of net investment income	(18,289,205)	(18,265,472)

Capital Share Transactions
Net proceeds from common shares issued through dividend reinvestment	64,197	405,853
Net increase from capital share transactions	64,197	405,853
Total decrease in net assets	(6,414,763)	(6,589,553)

Net Assets
Beginning of period	176,667,869	183,257,422
End of period (including accumulated net investment
income of $0 and $0, respectively)	$170,253,106	$176,667,869

See notes to financial statements.
14 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF CASH FLOWS For the year ended December 31, 2012	December 31, 2012

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$11,810,245

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used by Operating and Investing Activities:
Net change in unrealized depreciation on investments	4,456,356
Net change in unrealized appreciation on options	(2,759,989)
Net realized gain on investments	(21,934,927)
Net realized loss on options	6,403,948
Purchase of long-term investments	(1,725,280,624)
Proceeds from sale of long-term investments	1,720,941,422
Net purchase of short-term investments	(673,798)
Cost of written options closed	(36,996,075)
Premiums received on options written	41,597,559
Decrease in dividends receivable	474,977
Decrease in other assets	5,328
Increase in interest due on borrowings	55,321
Increase in advisory fee payable	14,431
Increase in administration fee payable	358
Decrease in accrued expenses	(20,878)
Net Cash Used by Operating and Investing Activities	$(1,906,346)

Cash Flows From Financing Activities:
Proceeds from borrowings	69,500,000
Payments on borrowings	(49,500,000)
Distributions to common shareholders	(18,225,008)
Net Cash Provided by Financing Activities	1,774,992
Net decrease in cash	(131,354)
Cash at Beginning of Period	131,354
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information: Cash paid during the year for interest	$573,066
Supplemental Disclosure of Non Cash Operating Activity: Options exercised during the year	$13,787,056
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$64,197

See notes to financial statements.
GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 15

FINANCIAL HIGHLIGHTS	December 31, 2012

Per share operating performance for a common share outstanding throughout the period	For the Year Ended December 30, 2012		For the Year Ended December 31, 2011		For the Year Ended December 31, 2010		For the Year Ended December 31, 2009	For the Year Ended December 31, 2008
Net asset value, beginning of period	$9.27		$9.64		$9.40		$10.24	$17.79
Income from investment operations
Net investment income (loss) (a)	(0.11)		0.01		(0.01)		0.04	0.05
Net realized and unrealized gain (loss) on investments, futures, options, securities sold short, forwards and foreign currency	0.73		0.58		1.21		0.24	(6.00)
Total from investment operations	0.62		0.59		1.20		0.28	(5.95)
Distributions to Common Shareholders
From and in excess of net investment income	(0.96)		(0.96)		(0.50)		—	(0.14)
Return of capital	—		—		(0.46)		(1.12)	(1.46)
Total distributions to common shareholders	(0.96)		(0.96)		(0.96)		(1.12)	(1.60)
Net asset value, end of period	$8.93		$9.27		$9.64		$9.40	$10.24
Market value, end of period	$8.20		$8.16		$9.33		$8.52	$7.98
Total investment return (b)
Net asset value	6.60%		6.78%		13.95%		3.51%	-35.09%
Market value	11.52%		-2.42%		22.18%		22.85%	-39.88%
Ratios and supplemental data
Net assets, end of period (thousands)	$170,253		$176,668		$183,257		$178,680	$194,666
Ratios to average net assets:
Net operating expense ratio, including fee waivers	1.38%		1.38%		1.57%		1.77%	1.41%
Interest expense	0.35%		0.28%		0.16%		N/A	N/A
Dividends paid on securities sold short	N/A		N/A		0.07%		0.65%	0.85%
Total net expense ratio	1.73	%(c)	1.66	%(c)	1.80	%(c)	2.42%	2.26%
Gross operating expense ratio, excluding fee waivers	1.52%		1.51%		1.64%		1.77%	1.41%
Interest expense	0.35%		0.28%		0.16%		N/A	N/A
Dividends paid on securities sold short	N/A		N/A		0.07%		0.65%	0.85%
Total gross expense ratio	1.87	% (c)	1.79	%(c)	1.87	%(c)	2.42%	2.26%
Net investment income (loss) ratio	(1.13	) %	0.12%		(0.15	) %	0.38%	0.36%
Net investment income (loss) ratio, excluding fee waivers	(1.27	) %	(0.01)%		(0.22	) %	0.38%	0.36%
Portfolio turnover(d)	705%		405%		497	%(e)	256%	223%
Senior Indebtedness
Total borrowings outstanding (in thousands)	$62,000		$42,000		$50,500		N/A	N/A
Asset Coverage per $1,000 of indebtedness(f)	$3,746		$5,206		$4,629		N/A	N/A

N/A	Not applicable

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
The ratios of total expenses to average net assets do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.25%, 0.21%, and 0.28% for the years ended December 31, 2012, 2011 and 2010, respectively.

(d)	Portfolio turnover is not annualized for periods of less than one year.

(e)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.
16 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	December 31, 2012

Note 1 – Organization:
Guggenheim Enhanced Equity Income Fund (the “Fund”) was organized as a Massachusetts business trust on December 3, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s primary investment objective is to seek to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objective by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy which will follow a proprietary dynamic rules-based methodology. The Fund seeks to earn income and gains both from dividends paid by the securities owned by the Fund and cash premiums received from selling options.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of Investments and Derivatives
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued, or if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange traded options are valued at the mean between the last available bid and asked prices on the principal exchange on which they are traded. The Fund values money market funds at net asset value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using independent pricing providers who employ various observable market inputs. The Fund did not have any Level 2 or Level 3 securities during the year ended December 31, 2012.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of December 31, 2012:

Description	Level 1	Level 2	Level 3	Total
Valuations (in $000s)
Assets:
Exchange-Traded Funds	$233,709	$—	$—	$233,709
Money Market Fund	796	—	—	796
Total	$234,505	$—	$—	$234,505
Liabilities:
Call Options Written	$2,084	$—	$—	$2,084
Total	$2,084	$—	$—	$2,084

There were no transfers between levels during the year ended December 31, 2012.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2012

(c) Options
The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions
The Fund declares and pays quarterly distributions to shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for its administrative management and compensates the officers and trustees, if any, of the Fund who are its affiliates. Both GFIA and GPIM are indirect subsidiaries of Guggenheim Partners, LLC (“Guggenheim”), a diversified financial services firm.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 1.00% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, GFIA and the Fund have contractually agreed to a permanent ten (10) basis point reduction in the advisory fee, such that the Fund pays to the Adviser an investment advisory fee at an annual rate equal to 0.90% of the average daily value of the Fund’s total managed assets. Also under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive an additional ten (10) basis points of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

As compensation for services under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee, payable monthly, in an amount equal to 0.40% of the average daily value of the Fund’s total managed assets.

The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Certain officers of the Fund are also officers, directors and/or employees of the Adviser. The Fund does not compensate its officers, trustees and/or employees who are officers of the Adviser.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

18 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2012

At December 31, 2012, the following reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences, which are primarily due to the differences between book and tax treatment of distributions to shareholders. Net assets were not affected by these changes.

Additional paid-in-capital	Accumulated Undistributed Net Investment Income
$(20,313,572)	$20,313,572

Information on the tax components of investments as of December 31, 2012 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Depreciation on Investments	Net Tax Unrealized Depreciation on Derivatives
$ 242,410,433	$ 87,931	$ (7,992,991)	$ (7,905,060)	$ 704,369

The differences between book and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Tax components of the following balances as of December 31, 2012, are as follows:

December 31, 2012
Accumulated Capital and Other Losses	$(63,847,969)

For the year ended December 31, 2012, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets, was as follows:

Distributions paid from:	2012	2011
Ordinary Income*	$18,289,205	$18,265,472

*Ordinary income distributions for federal income tax purposes includes distributions from realized gains.

As of December 31, 2012, for federal income tax purposes, the Fund had a capital loss carryforward (“CLCF”) of $60,614,489 available to offset possible future capital gains.

Capital losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first business day of the Fund’s net taxable year. The Fund incurred $3,233,480 of capital losses and will elect to defer them.

As of December 31, 2012, for federal income tax purposes, the Fund utilized $19,900,423 of CLCF. Of the CLCF, $60,614,489 is set to expire on December 31, 2017. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize the CLCF prior to its expiration. Such CLCF cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010. When the Fund utilizes CLCFs to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the year ended December 31, 2012, purchases and sales of investments, excluding written options and short-term securities, were $1,725,280,624 and $1,720,941,422, respectively.

Note 6 – Derivatives:
The Fund opportunistically employs an option strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund intends to pursue its options strategy which will follow a proprietary dynamic rules-based methodology.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written call option contracts for the year ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	28,741	$5,570,442
Options written, during the year	363,932	41,597,558
Options expired, during the year	(97,441)	(7,291,443)
Options closed, during the year	(158,915)	(23,300,683)
Options exercised, during the year	(114,579)	(13,787,056)
Options outstanding, end of year	21,738	$2,788,818

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS continued	December 31, 2012

Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities as of December 31, 2012.

Statement of Assets and Liabilities Presentation of Fair Values of Derivative Instruments ($000):
	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity risk	N/A	$ –	Options written, at value	$ 2,084
Total		$ –		$ 2,084

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2012.

Effect of Derivative Instruments on the Statement of Operations:
($000s)
	Amount of Net Realized Gain (Loss) on Derivatives	Net Change in Unrealized Appreciation (Depreciation) on Derivatives
	Options	Options
Equity risk	$(6,404)	$2,760
Total	$(6,404)	$2,760

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 19,054,684 issued and outstanding.

Transactions in common shares were as follows:

	Year Ended	Year Ended
	December 31, 2012	December 31, 2011
Beginning shares	19,047,826	19,005,240
Shares issued through dividend reinvestment	6,858	42,586
Ending shares	19,054,684	19,047,826

Note 8 – Borrowings:
On June 22, 2010, the Fund entered into a committed credit facility agreement with an approved counterparty. The counterparty has agreed to provide secured financing to the Fund up to a maximum of $85,000,000 and the Fund will provide pledged collateral to the counterparty. Interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of December 31, 2012, there was $62,000,000 outstanding in connection with the Fund’s credit facility.

The average daily amount of the borrowings on the credit facility at December 31, 2012, was $62,770,492 with a related average interest rate of 0.99%. The maximum amount outstanding during the year was $74,000,000. As of December 31, 2012, the market value of the securities segregated as collateral is $200,087,936.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the lender, securities owned or held by the Fund over which BNY has a lien. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its share are listed, and maintain its classification as a “closed-end fund company” as defined in the 1940 Act.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Subsequent Events:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements.

20 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2012

The Board of Trustees and Shareholders of
Guggenheim Enhanced Equity Income Fund

We have audited the accompanying statement of assets and liabilities of Guggenheim Enhanced Equity Income Fund (the Fund), including the portfolio of investments, as of December 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Guggenheim Enhanced Equity Income Fund as of December 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
February 25, 2013

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 21

SUPPLEMENTAL INFORMATION (Unaudited)	December 31, 2012

Federal Income Tax Information
In January 2013, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Trustees
The Trustees of the Guggenheim Enhanced Equity Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2005	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo., Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo., Inc. (1987-1990).	52	None
Roman Friedrich III Year of Birth: 1946 Trustee	Since 2011	Founder and President of Roman Friedrich & Company, a US and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	48
Director of First Americas Gold Corp. (2012-present), Zincore Metals, Inc. (2009–present). Previously, Director of Blue Sky Uranium Corp. (formerly Windstorm Resources Inc.) (April 2011–July 2012); Director of Axiom Gold and Silver Corp. (2011-2012), Stratagold Corp.(2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2011	Consultant (1998-present). Formerly, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP (1977-1997).	48	Director of Peabody Energy Company (2003-present), and GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2005	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	54	None
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee, Chairman	Since 2005	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	51	Trustee, Bennett Group of Funds (2011-present).

Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments; Chief Executive Officer of Guggenheim Funds Services, LLC (2012-present); President (2010-present) and Chief Executive Officer (2012-present) of Guggenheim Funds Distributors, LLC and Guggenheim Funds Investment Advisors, LLC; Chief Executive Officer of funds in the Fund Complex and President and Chief Executive Officer of funds in the Rydex fund complex (2012 - present). Formerly, Chief Operating Officer of Guggenheim Partners Asset Management, LLC (2010 – 2011); Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC (2002-2010); Managing Director of PaineWebber (1996-2002).
			231
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012-present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana (2011-present).

*	Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

**	Each Trustee serves a three-year term concurrent with the class of Trustees for which he serves:

-Messrs. Karn and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

-Messrs. Barnes and Cacciapaglia, as Class I Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of shareholders.

-Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

***
The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. and/or affiliates. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Adviser.

22 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	December 31, 2012

Executive Officers
The executive officers of the Guggenheim Enhanced Equity Income Fund who are not trustees and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Amy J. Lee Year of Birth: 1961 Chief Legal Officer	Since 2012****
Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC; Guggenheim Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital; Senior Vice President & Secretary, Security Global Investors, LLC (2007-2011); Senior Vice President & Secretary, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); Vice President (2010) and Chief Legal Officer (2012) of certain funds in the Guggenheim Fund Complex; and Director, Brecek & Young Advisors, Inc. (2004-2008).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2011
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. (2010-present). Chief Accounting Officer, Chief Financial Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010).

Joanna M. Catalucci Year of birth: 1966 Chief Compliance Officer	Since 2012***
Chief Compliance Officer of certain funds in the Fund Complex; and Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006).

Mark E. Mathiasen Year of Birth: 1978 Secretary	Since 2009
Director; Associate General Counsel of Guggenheim Funds Services, LLC (2012-present). Formerly, Vice President; Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2007-2012). Secretary of certain other funds in the Fund Complex.

*	Address for all Officers unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

***	Effective September 26, 2012.

****	Effective February 12, 2013.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 23

DIVIDEND REINVESTMENT PLAN (Unaudited)	December 31, 2012

Unless the registered owner of common shares elects to receive cash by contacting the Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, PO Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: (866) 488-3559.

24 | GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

FUND INFORMATION	December 31, 2012

Board of Trustees Randall C. Barnes Donald C. Cacciapaglia* Roman Friedrich III Robert B. Karn III Ronald A. Nyberg Ronald E. Toupin, Jr., Chairman
Officers
Donald C. Cacciapaglia
Chief Executive Officer

Amy J. Lee
Chief Legal Officer

John Sullivan
Chief Accounting Officer,
Chief Financial Officer
and Treasurer

Joanna M. Catalucci
Chief Compliance Officer

Mark E. Mathiasen
Secretary
Investment Adviser and Administrator Guggenheim Funds Investment Advisors, LLC Lisle, Illinois Investment Sub-Adviser Guggenheim Partners Investment Management, LLC Santa Monica, California
Accounting Agent and
Custodian
The Bank of
New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

*	Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of his position as the President and CEO of the Adviser.

Privacy Principles of Guggenheim Enhanced Equity Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Income Fund?

●	If your shares are held in a Brokerage Account, contact your Broker.

●	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling (866) 882-0688, by visiting the Fund’s website at www.guggenheiminvestments.com/gpm or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at www.guggenheiminvestments.com/gpm. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its shares of common stock in the open market.

If the Shareholders of any class or series of Shares are entitled to elect one or more Trustees, only such persons who are holders of record of such class or series of shares at the time notice is provided with regards to the Annual Meetings of Shareholders shall be entitled to nominate persons for election as a Trustee by such class or series of Shares voting separately.

GPM | GUGGENHEIM ENHANCED EQUITY INCOME FUND ANNUAL REPORT | 27

ABOUT THE FUND MANAGER

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(02/13)

NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

CEF-GPM-AR-1212

Item 2.  Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	No information need be disclosed pursuant to this paragraph.

(b)	The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d)
The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f)	(1) The registrant's Code of Ethics is attached hereto as an exhibit.
(2) Not applicable.
(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes. Mr. Barnes is an “independent” Trustee for purposes of this Item of Form N-CSR.   Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $27,200 and $31,500 for the fiscal years ending December 31, 2012, and December 31, 2011, respectively.

(b)  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ending December 31, 2012, and December 31, 2011, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $4,250 and $5,000 for the fiscal years ending December 31, 2012 and December 31, 2011, respectively.

The registrant's principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

 (d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in Items 4(a) through 4(c) were $0 and $0 for the fiscal years ending December 31, 2012, and December 31, 2011, respectively.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(e).  Audit Committee Pre-Approval Policies and Procedures.

(i) The  Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)	The categories of services to be reviewed and considered for pre-approval include the following:

            Audit Services

•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

            Audit-Related Services

•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

            Tax Services

•	Tax compliance services related to the filing of amendments:
o	Federal, state and local income tax compliance
o	Sales and use tax compliance
•	Timely RIC qualification reviews
•	Tax distribution analysis and planning
•	Tax authority examination services
•	Tax appeals support services
•	Accounting methods studies
•	Fund merger support services
•	Tax compliance, planning and advice services and related projects

(b)	The Audit Committee has pre-approved those services, which fall into one of the categories of services listed under 2(a) above and for which the estimated fees are less than $25,000.

(c)	For services with estimated fees of $25,000 or more, but less than $50,000, the Chairman is hereby authorized to pre-approve such services on behalf of the Audit Committee.

(d)	For services with estimated fees of $50,000 or more, such services require pre-approval by the Audit Committee.

(e)
 The independent auditors or the Chief Accounting Officer of the Trust (or an officer of the Trust who reports to the Chief Accounting Officer) shall report to the Audit Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Audit Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Audit Committee (including the particular category listed above under which pre-approval was obtained).

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Fund), if the engagement relates directly to the operations and financial reporting of the Fund (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000.  All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Audit Committee

(2)	None of the services described in each of Items 4 (b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant was $4,250 and $5,000 for the fiscal years ending December 31, 2012, and December 31, 2011, respectively.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The

Audit Committee is composed of: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Guggenheim Partners Investment Management, LLC (the "Sub-Adviser” or “GPIM”).  The Sub-Adviser’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Guggenheim serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio. Guggenheim uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of Guggenheim’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; and monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of Guggenheim’s strategic and tactical policy directives.

The following individuals at Guggenheim share primary responsibility for the management of the registrant’s portfolio and is provided as of December 31, 2012:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CEO and CIO	2010	Guggenheim Partners Investment Management, LLC.: CEO and CIO – 12/05–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 5/98–Present.
Anne Walsh, CFA, FLMI – Senior Managing Director	2010	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 4/07–Present. Former, Reinsurance Group of America, Inc.: Senior Vice President and Chief Investment Officer – 5/00–3/07.
Farhan Sharaff	2010	Guggenheim Partners Investment Management, LLC.: Senior Managing Director – 7/10–Present.
Jamal Pesaran	2010	Guggenheim Partners Investment Management, LLC.: Vice President, Portfolio Manager– 2008 –Present.
Jayson Flowers	2010	Guggenheim Partners Investment Management, LLC.: Managing Director, 12/05 – Present; Guggenheim Partners, LLC: Managing Director -2001–2005

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of December 31, 2012:

Scott Minerd:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	14	$2,223,812,717	1	$3,430,980
Other pooled investment vehicles	4	$2,497,171,347	2	$2,448,391,017
Other accounts	21	$58,439,979,520	0	$-0-

Anne Walsh:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	12	$2,126,847,384	0	$-0-
Other pooled investment vehicles	2	$2,448,347,145	2	$2,448,347,145
Other accounts	29	$74,482,872,221	2	$482,590,275

Farhan Sharaff:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$144,675,873	1	$3,430,980
Other pooled investment vehicles	3	$442,625,517	1	$393,845,187
Other accounts	3	$330,761,655	0	$-0-

Jayson Flowers:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	3	$104,072,705	1	$3,430,980
Other pooled investment vehicles	5	$272,703,968	0	$-0-
Other accounts	1	$3,290,832	0	$-0-

Jamal Pesaran:

Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investment companies	4	$151,783,244	1	$3,430,980
Other pooled investment vehicles	2	$48,780,330	0	$-0-
Other accounts	1	$3,290,832	0	$-0-

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Guggenheim seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

Guggenheim may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, Guggenheim may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, Guggenheim may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. Guggenheim’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, Guggenheim’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to Guggenheim’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated,

Guggenheim’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

Guggenheim, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of Guggenheim clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  Guggenheim is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, Guggenheim’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

Guggenheim and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

Guggenheim compensates portfolio management staff for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.     Guggenheim’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various Guggenheim investments.  All Guggenheim employees are also eligible to participate in a 401(k) plan to which Guggenheim may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Securities Ownership

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$-0-
Anne Walsh	$10,001 to $50,000
Farhan Sharaff	$-0-
Jayson Flowers	$-0-
Jamal Pesaran	$-0-

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second  fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)  Code of Ethics for Chief Executive and Senior Financial Officers.

(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)  Not Applicable.

(b)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and  Section 906 of the Sarbanes-Oxley Act of 2002.

(c)       Proxy Voting Policies and Procedures.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Income Fund

By:           /s/ Donald C. Cacciapaglia

Name:      Donald C. Cacciapaglia

Title:        Chief Executive Officer

Date:        March 4, 2013

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Donald C. Cacciapaglia

Name:      Donald C. Cacciapaglia

Title:        Chief Executive Officer

Date:        March 4, 2013

By:           /s/ John Sullivan

Name:      John Sullivan

Title:        Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:        March 4, 2013